     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 20, 1998

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                       CINCINNATI FINANCIAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

                 OHIO                                31-0746871
    (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION
    INCORPORATION OR ORGANIZATION)                     NUMBER)

                 CINCINNATI FINANCIAL CORPORATION HEADQUARTERS
                            6200 SOUTH GILMORE ROAD
                             FAIRFIELD, OHIO 45014
                                (513) 870-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                             THEODORE F. ELCHYNSKI
                             SENIOR VICE PRESIDENT
                            6200 SOUTH GILMORE ROAD
                             FAIRFIELD, OHIO 45014
                                (513) 870-2000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                   COPY TO:
       W. PHILIP SHEPARDSON, JR.                   EDWARD S. BEST
 BECKMAN, WEIL, SHEPARDSON AND FALLER,          MAYER, BROWN & PLATT
                  LLC                         190 SOUTH LASALLE STREET
        1200 MERCANTILE CENTER                 CHICAGO, ILLINOIS 60603
        120 EAST FOURTH STREET                     (312) 782-0600
        CINCINNATI, OHIO 45202
            (513) 621-2100
                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-51677
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                        CALCULATION OF REGISTRATION FEE

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
                                                       PROPOSED
                                        PROPOSED       MAXIMUM
 TITLE OF EACH CLASS OF    AMOUNT       MAXIMUM       AGGREGATE     AMOUNT OF
    SECURITIES TO BE        TO BE    OFFERING PRICE OFFERING PRICE REGISTRATION
       REGISTERED        REGISTERED   PER UNIT (1)       (1)           FEE
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
Debentures due 2028..... $70,000,000      100%       $70,000,000     $20,650

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(1) Estimated solely for purposes of calculating the registration fee.
                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANTORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-51677), as amended, filed by Cincinnati Financial Corporation with the Securities and Exchange Commission (the "Commission"), which was declared effective by the Commission on May 20, 1998, is incorporated herein by reference.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, CINCINNATI FINANCIAL CORPORATION CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN CINCINNATI, OHIO, ON THE 20TH DAY OF MAY, 1998.

                                          Cincinnati Financial Corporation

                                                     Robert B. Morgan
                                          By: _________________________________
                                                     Robert B. Morgan
                                                 Chief Executive Officer

                                  SIGNATURES

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 20TH DAY OF MAY, 1998.

                 SIGNATURE                                     TITLE
                 ---------                                     -----


             Robert B. Morgan               Chief Executive Officer (Principal
___________________________________________   Executive Officer); Director
             Robert B. Morgan

           Theodore F. Elchynski            Senior Vice President (Principal Financial
___________________________________________   and Accounting Officer)
           Theodore F. Elchynski

                     *                      Director
___________________________________________
              William F. Bahl

                     *                      Director
___________________________________________
               Michael Brown

                                            Director
___________________________________________
            Richard M. Burridge

                     *                      Director
___________________________________________
               John E. Field

                     *                      Director
___________________________________________
            William R. Johnson

                     *                      Director
___________________________________________
          Kenneth C. Lichtendahl

                 SIGNATURE                                     TITLE
                 ---------                                     -----
                     *                      Director
___________________________________________
              James G. Miller

                                            Director
___________________________________________
            Jackson H. Randolph
                                            Director
___________________________________________
              John J. Schiff

                     *                      Director
___________________________________________
            John J. Schiff, Jr.

                                            Director
___________________________________________
             Robert C. Schiff

                     *                      Director
___________________________________________
             Thomas R. Schiff

                     *                      Director
___________________________________________
            Frank J. Schultheis

                                            Director
___________________________________________
               Larry R. Webb

                                            Director
___________________________________________
              Alan R. Weiler


    /s/ Theodore F. Elchynski
*By: ________________________________
           Attorney-in-Fact

                                 EXHIBIT INDEX

      5.1 Opinion of Beckman, Weil, Shepardson and Faller, LLC
     23.1 Consent of Beckman, Weil, Shepardson and Faller, LLC (contained in opinion filed as Exhibit 5.1)
     23.2 Consent of Deloitte & Touche LLP
     24.1 Powers of Attorney
     25.1 Statement of Eligibility of the First National Bank of Chicago, as Trustee on Form T-1